Securities and Exchange Commission
                        Washington, D.C., 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report November 14, 2001
                    -------------------------------

                     Commission file Number 0-28416

===============================================================================
                            ValCom, Inc.
       (Name of small business issuer specified in its charter)
==============================================================================

         Delaware                                  58-1700840
         ---------                                 ----------
(State or other jurisdiction of                   (IRS Employer
incorporation or organization)                  Identification Number)

         26030 Avenue Hall - Studio #5, Valencia, California 91355
         -----------------------------------------------------
          (Address of Principal executive offices)      (Zip code)

                           (661) 257-8000
                           --------------
                       Issuer's telephone number

==============================================================================

ITEM 8.) CHANGE IN FISCAL YEAR

Effective October 30, 2001 ValCom, through resolution of the board of Directors officially changed its fiscal year from December to September. Such change reflects period of low business activity. The report covering the transition period will be filed on Form 10-KSB as of September 30, 2001. Such filing will be completed by December 30, 2001.

         Exhibit - A) Resolution of the board of directors


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to by signed on its behalf by the undersigned, thereto duly authorized.


Dated: November 14, 2001                 ValCom, Inc.

                                         By: /s/ Vince Vellardita
                                         ------------------------
                                         Vince Vellardita

   EXHIBIT A
   ---------
                            UNANIMOUS CONSENT
                                   OF
                         THE BOARD OF DIRECTORS
                                   OF
                               VALCOM, INC.

     The undersigned, being all of the directors of ValCom, Inc., a Delaware corporation (the "Corporation"), pursuant to Delaware General Corporation Law

Section 141, hereby consent to the adoption of, and hereby approve and adopt,

the following resolutions:

          RESOLVED, that the Board of Directors deems it advisable and in the best interest of the Corporation to change Corporation's fiscal year end from December 31 to September 30.

          RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

     IN WITNESS WHEREOF, the undersigned, being all of the directors of the

Corporation, consent hereto in writing as of October 30, 2001, and direct that this instrument be filed with the minutes of proceedings of the Board of

Directors of the Corporation.



                                                /s/ Vince Vellardita
                                                _________________________
                                                    Vince Vellardita


                                               /s/ Ronald Foster
                                                _________________________
                                                   Ronald Foster


                                               /s/ Steve Weber
                                                _________________________
                                                   Steve Weber